Exhibit 99.1

SolarEdge Announces Fourth Quarter and Full Year 2017 Financial Results

FREMONT, Calif. — February 14, 2018. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in PV inverters, power optimizers, and module-level monitoring services, today announced its financial results for the fourth quarter and year ended December 31, 2017.

Fourth Quarter 2017 Highlights

•	Total revenues of $189.3 million

•	GAAP gross margin of 37.5%

•	GAAP net diluted EPS of $0.42

•	Non-GAAP net diluted EPS of $0.85

•	766 Megawatts (AC) of inverters shipped

Full Year 2017 Highlights

•	Total revenues of $607.0 million

•	GAAP gross margin of 35.4%

•	GAAP net diluted EPS of $1.85

•	Non-GAAP net diluted EPS of $2.43

•	2.5 Gigawatts (AC) of inverters shipped

 “We ended the fourth quarter and full year of 2017 with record results in our key financial and operational metrics,” said Guy Sella, Founder, Chairman and CEO of SolarEdge. “We grew our revenues in each of the geographies in which we operate and overcame a challenging year in terms of industry-wide component availability and growing our manufacturing capacity to support the growing demand for our products.  We expanded our gross margin by keeping our ASP stable, continuing our cost reduction initiatives and increased profitability and cash flow generation while maintaining and even increasing our investments in R&D and customer support and growing our geographic footprint.”

Fourth Quarter 2017 Summary

The Company reported record revenues of $189.3 million, up 14% from the prior quarter and up 70% year over year.

GAAP gross margin reached 37.5%, up from 34.9% in the prior quarter and up from 35.0% year over year.

GAAP operating expenses were $36.4 million, up 11% from the prior quarter and an increase of 52% year over year.

GAAP operating income was $34.6 million, up 36% from $25.4 million in the prior quarter and up 128% year over year.

GAAP net income was $19.5 million (including one-time transition tax of $18.7 million related to mandatory deemed repatriation of foreign earnings), down 30% from $28.0 million in the prior quarter and up from $9.8 million year over year.

Non-GAAP net income was $41.2 million, up 31% from $31.5 million in the prior quarter and up from $14.7 million year over year.

GAAP net diluted earnings per share (“EPS”) was $0.42, down from $0.61 in the prior quarter and up from $0.22 year over year.

Non-GAAP net diluted EPS was $0.85, up from $0.66 in the prior quarter and up from $0.32 year over year.

Cash flow from operating activities was $45.8 million, up from $33.6 million in the prior quarter and up from $24.7 million year over year.

As of December 31, 2017, cash, cash equivalents, restricted cash and marketable securities totaled $345.1 million, compared to $304.7 million on September 30, 2017.

Full Year 2017 Summary

Total revenues of $607.0 million, up 24% from the prior year.

GAAP gross margin reached 35.4%, up from 32.8% in the prior year.

GAAP operating income was $91.1 million, up 28% from $71.0 million the prior year.

GAAP net income was $84.2 million, up 33% from $63.5 million in the prior year.

Non-GAAP net income was $115.0 million, up 46% from $78.9 million in the prior year.

GAAP net diluted earnings per share (“EPS”) was $1.85, up from $1.44 in the prior year.

Non-GAAP net diluted EPS was $2.43, up from $1.72 in the prior year.

Cash flow from operating activities of $136.7 million, up from $82.5 million in the prior year.

Outlook for the First Quarter 2018

The Company also provides guidance for the first quarter ending March 31, 2018 as follows:

•	Revenues to be within the range of $200 million to $210 million;

•	Gross margins expected to remain flat within the range of 36% to 38%

Conference Call

The Company will host a conference call to discuss these results at 4:30 P.M. ET on Wednesday, February 14, 2018. The call will be available, live, to interested parties by dialing 800-289-0438. For international callers, please dial +1 323-794-2423. The Conference ID number is 9331868.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge provides an intelligent inverter solution that has changed the way power is harvested and managed in solar photovoltaic systems. The SolarEdge DC optimized inverter system maximizes power generation at the individual PV module-level while lowering the cost of energy produced by the solar PV system. Supporting increased PV proliferation, the SolarEdge system consists of power optimizers, inverters, home energy management, storage solutions, and a cloud-based monitoring platform. SolarEdge’s solutions address a broad range of solar market segments, from residential solar installations to commercial and small utility-scale solar installations. SolarEdge is online at http://www.solaredge.us

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-KT for the year ended December 31, 2016, filed on February 21, 2017, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of February 14, 2018.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts

SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2017	2016	2017	2016
	Unaudited			Unaudited

Revenues	$189,340	$111,513	$607,045	$489,954
Cost of revenues	118,370	72,488	392,279	329,207

Gross profit	70,970	39,025	214,766	160,747

Operating expenses:

Research and development, net	16,420	10,344	54,966	38,220
Sales and marketing	14,079	10,408	50,032	38,200
General and administrative	5,900	3,126	18,682	13,317

Total operating expenses	36,399	23,878	123,680	89,737

Operating income	34,571	15,147	91,086	71,010

Financial income (expenses), net	1,487	(3,179)	9,158	(1,287)

Income before taxes on income	36,058	11,968	100,244	69,723

Taxes on income	16,556	2,203	16,072	6,270

Net income	$19,502	$9,765	$84,172	$63,453

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2017	2016
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$163,163	$104,683
Restricted cash	1,516	897
Marketable securities	77,264	74,465
Trade receivables, net	109,528	71,041
Prepaid expenses and other accounts receivable	42,223	21,347
Inventories	82,992	67,363

Total current assets	476,686	339,796

LONG-TERM ASSETS:
Marketable securities	103,120	44,262
Property, equipment and intangible assets, net	52,297	37,381
Prepaid expenses and lease deposits	862	489
Deferred tax assets, net	8,340	2,815

Total long term assets	164,619	84,947

Total assets	$641,305	$424,743

CURRENT LIABILITIES:
Trade payables, net	$69,488	$34,001
Employees and payroll accruals	22,544	13,018
Warranty obligations	14,785	13,616
Deferred revenues	2,559	1,202
Accrued expenses and other accounts payables	20,378	8,648

Total current liabilities	129,754	70,485

LONG-TERM LIABILITIES:
Warranty obligations	64,026	44,759
Deferred revenues	31,453	18,660
Lease incentive obligation	1,765	2,061
Non-current tax liabilities	16,840	-

Total long-term liabilities	114,084	65,480

STOCKHOLDERS’ EQUITY:
Share capital	4	4
Additional paid-in capital	331,902	307,098
Accumulated other comprehensive loss	(611)	(324)
Retained earnings (Accumulated deficit)	66,172	(18,000)

Total stockholders’ equity	397,467	288,778

Total liabilities and stockholders’ equity	$641,305	$424,743

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year ended December 31,
	2017	2016
		Unaudited
Cash flows provided by operating activities:
Net income	$84,172	$63,453
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property, equipment and intangible assets	7,155	4,935
Amortization of premium and accretion of discount on available-for-sale marketable securities	2,061	1,178
Stock-based compensation	17,564	11,632
Realized losses on Cash Flow Hedges	-	2
Changes in assets and liabilities:
Inventories	(15,690)	20,118
Prepaid expenses and other accounts receivable	(21,937)	3,671
Trade receivables, net	(38,139)	(24,448)
Deferred tax assets, net	(5,455)	3,799
Trade payables	35,455	(27,963)
Employees and payroll accruals	9,394	201
Warranty obligations	20,436	17,481
Deferred revenues	14,106	6,467
Accrued expenses, other accounts payable and non-current tax liabilities	27,839	2,208
Lease incentive obligation	(296)	(259)

Net cash provided by operating activities	136,665	82,475

Cash flows from investing activities:
Purchase of property and equipment	(21,382)	(21,079)
Purchase of intangible assets	-	(600)
Decrease (increase) in restricted cash	(619)	2,520
Decrease (increase) in long-term lease deposit	-	(11)
Investment in available-for-sale marketable securities	(143,675)	(106,509)
Maturities of available-for-sale marketable securities	80,269	39,132

Net cash used in investing activities	$(85,407)	$(86,547)

Cash flows from financing activities:
Proceeds from issuance of shares under stock purchase plan and upon exercise of stock-based awards	7,240	2,785

Net cash provided by financing activities	7,240	2,785

Increase (decrease) in cash and cash equivalents	58,498	(1,287)
Cash and cash equivalents at the beginning of the period	104,683	106,150
Effect of exchange rate differences on cash and cash equivalents	(18)	(180)

Cash and cash equivalents at the end of the period	$163,163	$104,683

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except gross profit and per share data)
(Unaudited)

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			12 months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016

Gross profit (GAAP)	70,970	58,054	39,025	214,766	160,747
Stock-based compensation	703	538	486	2,251	1,427
Gross profit (Non-GAAP)	71,673	58,592	39,511	217,017	162,174

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			12 months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Gross margin (GAAP)	37.5%	34.9%	35.0%	35.4%	32.8%
Stock-based compensation	0.4%	0.3%	0.4%	0.3%	0.3%
Gross margin (Non-GAAP)	37.9%	35.2%	35.4%	35.7%	33.1%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			12 months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operating expenses (GAAP)	36,399	32,658	23,878	123,680	89,737
Stock-based compensation R&D	1,795	1,423	1,134	5,703	3,532
Stock-based compensation S&M	1,714	1,439	1,003	5,387	3,424
Stock-based compensation G&A	1,170	1,137	877	4,224	3,248
Operating expenses (Non-GAAP)	31,720	28,659	20,864	108,366	79,532

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			12 months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operating income (GAAP)	34,571	25,396	15,147	91,086	71,010
Stock-based compensation	5,382	4,537	3,500	17,565	11,632
Operating income (Non-GAAP)	39,953	29,933	18,647	108,651	82,642

	Reconciliation of GAAP to Non-GAAP Tax on income (Tax benefit)
	Three months ended			12 months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Tax on income (Tax benefit) (GAAP)	16,556	91	2,203	16,072	6,270
Deferred tax realized (asset)	(2,392)	959	(1,473)	(5,456)	(3,799)
One-time transition tax of foreign earnings	18,735	----	----	18,735	----
Tax on income (Tax benefit) (Non-GAAP)	213	1,050	730	2,793	2,471

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended			12 months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net income (GAAP)	19,502	27,971	9,765	84,172	63,453
Stock-based compensation	5,382	4,537	3,500	17,565	11,632
Deferred tax realized (asset)	(2,392)	(959)	1,473	(5,456)	3,799
One-time transition tax of foreign earnings	18,735	----	----	18,735	----
Net income (Non-GAAP)	41,227	31,549	14,738	115,016	78,884

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			12 months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net basic earnings per share (GAAP)	0.45	0.66	0.24	1.99	1.56
Stock-based compensation	0.12	0.11	0.08	0.42	0.28
Deferred tax realized (asset)	(0.05)	(0.03)	0.04	(0.13)	0.09
One-time transition tax of foreign earnings	0.43	----	----	0.44	----
Net basic earnings per share (Non-GAAP)	0.95	0.74	0.36	2.72	1.93

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			12 months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net diluted earnings per share (GAAP)	0.42	0.61	0.22	1.85	1.44
Stock-based compensation	0.10	0.07	0.07	0.30	0.20
Deferred tax realized (asset)	(0.05)	(0.02)	0.03	(0.12)	0.08
One-time transition tax of foreign earnings	0.38	----	----	0.40	----
Net diluted earnings per share (Non-GAAP)	0.85	0.66	0.32	2.43	1.72

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			12 months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Number of shares used in computing net diluted earnings per share (GAAP)	46,876,328	46,131,556	43,683,458	45,425,307	44,182,934
Stock-based compensation	1,375,527	1,535,258	2,399,308	1,907,423	1,607,565
Number of shares used in computing net diluted earnings per share (Non-GAAP)	48,251,855	47,666,814	46,082,766	47,332,730	45,790,499